OHIM – OFFICE FOR HARMONIZATION IN THE INTERNAL MARKET
TRADE MARKS AND DESIGNS

CERTIFICATE OF REGISTRATION

This Certificate of Registration is hereby issued for the Community Trade Mark identified below. The corresponding entries have been recorded in the Register of Community Trade Marks.

OHMI – OFFICE DE L'HARMONISATION DANS LE MARCHÉ INTÉRIEUR
MARQUES, DESSINS ET MODÈLES

CERTIFICAT D'ENREGISTREMENT

Le présent Certificat d'Enregistrement est délivré pour la marque communautaire identifiée ci-joint. Les mentions et les renseignements qui s'y rapportent ont été inscrits au Registre des Marques Communautaires.

Registered / Enregistré 16/11/2015

No 014287387

4U2 COSMETICS BEL'AIR U.S.A

The President / Le Président

António Campinos

210 014287387
220 23/06/2015
400 07/08/2015
151 16/11/2015
450 18/11/2015
186 23/06/2025
541 4U2 COSMETICS BEL*AIR U.S.A
521 0
546

4U2
COSMETICS
BEL*AIR
U.S.A

591 BG - Оранжев; Бял; Син.
ES - Naranja; Blanco; Azul.
CS - Oranžová; Bílá; Modrá.
DA - Orange; Hvid; Blå.
DE - Orange; Weiß; Blau.
ET - Oranž; Valge; Sinine.
EL - Πορτοκαλί· Λευκό· Μπλε.
EN - Orange; White; Blue.
FR - Orange; Blanc; Bleu.
IT - Arancione; Bianco; Blu.
LV - Oranžs; Balts; Zils.
LT - Oranžinė; Balta; Mėlyna.
HR - Narančasta; Bijela; Plava.
HU - Narancssárga; Fehér; Kék.
MT - Oranġjo; Abjad; Blu.
NL - Oranje; Wit; Blauw.
PL - Pomarańczowy; Biały; Niebieski.
PT - Laranja; Branco; Azul.
RO - Portocaliu; Alb; Albastru.
SK - Oranžová; Biela; Modrá.
SL - Oranžna; Bela; Modra.
FI - Oranssi; Valkoinen; Sininen.
SV - Orange; Vitt; Blått.

531 1.1.2
1.1.99
26.4.2
26.4.7
26.4.22
26.4.98
29.1.4
29.1.98

732 J J Holand Limited
Wickhams Quay, Roadtown, International Trust Building
Tortola
VG

740 REDDIE & GROSE LLP
16 Theobalds Road
London WC1X 8PL
GB

270 EN FR

511 BG - 3

Козметични средства; Парфюми; Одеколон; Козметични тоалетни принадлежности; Спрейове за тяло; Грим; Сенки за очи; Грим за мигли; Козметични моливи; Моливи за очи; Очна линия; Моливи за вежди; Козметични средства за вежди; Червила; Гланц за устни; Балсам за устни [не за медицински цели]; Грим фон дьо тен; Козметична пудра; Руж [козметика]; Препарати за грижа на кожата, Лице, или За кожата; Препарати за оформяне на прическата на косата; Тебешир за коса; Шампоани; Сухи шампоани; Балсами; Оцветители за коса; Препарати за оцветяване на косата; Средства за премахване на грим; Почистващи препарати; Подхранващи продукти; Овлажняващи препарати за кожа; Масло за тяло; Кремове за ръце; Кремове предотвратяващи стареенето; Кремове за намаляване на петната, в резултат от стареене; Маски за лице; Козметични кремове за очи (нелечебни); Кремове за устни [нелечебни]; Препарати за вана с балончета; Душ гелове; Козметичен сапун; Изкуствени мигли; Изкуствени нокти; Изкуствени мигли и лепила за тях или Нокти; Лак за нокти; Лакочистители; Дезодоранти; Препарати против изпотяване [козметични тоалетни принадлежности]; Комплекти подаръци, съдържащи козметика; Слънцезащитни препарати; Препарати за слънчев загар; Препарати за слънчев тен; Препарати за прилагане след слънчеви бани; Ароматни масла; Нелечебни препарати за бебета; Стикери за боди арт; Временни татуировки за козметични цели; Пудра за тяло; Пудри за блясък за тяло; Пудра за лице; Памучна вата за козметични цели; Влажни хартиени кърпички, напоени с козметични препарати; Депилатори; Пяна за бръснене; Паста за зъби; Препарати за избелване на зъби; Пили за нокти от хартия с корундово покритие; Препарати за ароматизиране на стаи; Вани (Козметични препарати за -); Козметични тоалетни принадлежности и Лосиони за козметични цели; Масла за козметични цели; Вазелин за козметични цели.

BG - 35

Търговски услуги на дребно, свързани с козметика, Тоалетни принадлежности, Грим, Услуги свързани с грижа за красотата, Грижа за коса, Грижа за тялото, Четки за тоалетни и Апликатори, книги и списания, свързани с красотата.

BG - 44

Грижи за хигиената и красотата на хора и животни; Салони за красотата; Салони за красотата; Маникюр; Анализ на цвят; Услуги предлагани от козметик; Фризьорски услуги; Услуги за бодиарт; Нанасяне на постоянен грим; Татуиране; Процедури за премахване на нежелано окосмяване; Салони за слънчев тен; Услуги за алтернативна терапия; Масаж; Услуги в областта на акупунктурата; Услуги на термални станции; Информация, консултация и съвет за всяка от горепосочените услуги; Консултантски услуги, свързани с козметика; Съвети, свързани с разкрасяване; Съвети, свързани с грижа за косата и стилизиране на косата; Диетични и хранителни напътствия.

ES - 3

Cosméticos; Perfumes; Colonia; Artículos de tocador; Pulverizadores de uso corporal; Maquillaje; Sombras de ojos; Máscara de pestañas; Lápices para uso cosmético; Lápices de ojos; Perfiladores de ojos; Lápices de cejas; Cosméticos para las cejas; Pintalabios; Brillos de labios; Bálsamos labiales [no medicinales]; Preparados de maquillaje base; Polvos para el maquillaje; Coloretes cosméticos; Preparaciones para el cuidado de la piel, Cara, o del cabello; Preparaciones para fijar el cabello; Tiza para el cabello; Champús; Champús en seco; Enjuagues (acondicionador); Tintes para el cabello; Preparaciones para teñir el cabello; Demaquilladores de maquillaje; Productos de limpieza; Productos tonificantes; Productos para hidratar la piel; Crema corporal; Crema para las manos; Cremas antienvejecimiento; Cremas reductoras de machas de la edad; Máscaras faciales; Cremas (no medicinales) para el cuidado de los ojos; Cremas (no medicinales) para el cuidado labial; Preparaciones para baños de espuma;

Geles de ducha; Jabón de belleza; Pestañas postizas; Uñas postizas; Adhesivos para pestañas postizas o Las uñas de las manos; Esmaltes de uñas; Quitaesmaltes de uñas; Desodorantes; Productos antitranspirantes [artículos de tocador]; Conjuntos de regalo que contienen cosméticos; Preparaciones de protección solar; Preparaciones para el bronceado; Productos de bronceado sin sol; Productos para después del sol; Aceites aromáticos; Preparaciones (no medicinales) para el cuidado del bebé; Pegatinas de arte corporal; Tatuajes temporales con una finalidad cosmética; Polvo para el cuerpo; Polvos brillantes para el cuerpo; Talco de tocador; Algodón para uso cosmético; Paños húmedos impregnados de preparados cosméticos; Depilatorios; Espumas de afeitar; Pastas dentífricas; Productos para blanquear los dientes; Limas de uñas de lija; Preparados para perfumar salas; Preparaciones cosméticas para el baño; Artículos de tocador y Lociones para uso cosmético; Aceites para uso cosmético; Jalea de petróleo para uso cosmético.

ES - 35
Servicios de venta al por menor relacionados con cosméticos, Productos de tocador, Afeites [pinturas para la cara], Servicios de belleza, Productos para el cuidado del cabello, cuidado del cuerpo, Escobillas de baño y Aplicadores, libros y revistas en relación con la belleza.

ES - 44
Tratamientos de higiene y de belleza para personas o animales; Belleza (Salones de -); Belleza (Salones de -); Manicura (Servicios de -); Análisis de color; Servicios de esteticistas; Peluquería; Servicios de arte corporal; Aplicación de maquillaje permanente; Servicios de tatuaje; Servicios de depilación; Salones de bronceado; Servicios de terapia alternativa; Masajes; Servicios de acupuntura; Servicios de balnearios; Información, consultas y asesoramiento sobre cualquiera de los servicios mencionados; Servicios de consultas relativas a cosméticos; Asesoramiento en materia de tratamientos de belleza; Asesoramiento en relación con el cuidado del cabello y el peinado del cabello; Asesoramiento dietético y nutricional.

CS - 3
Kosmetika; Parfémy; Kolínská voda; Kosmetické přípravky, parfumerie, přípravky pro osobní hygienu; Tělové spreje; Líčidla; Oční stíny; Řasenka (maskara); Kosmetické tužky; Tužky na malování očí; Tužky na oční linky; Tužky na obočí; Kosmetické přípravky na obočí; Rtěnky; Lesky na rty; Balzámy na rty [neléčivé]; Podkladové přípravky pod make-up; Pudr na líčení; Kosmetické růže (tvářenky); Přípravky pro péči o pleť, Obličej, nebo Péče o vlasy; Přípravky na úpravu vlasů; Křídy na vlasy; Šampony; Suché šampony; Ošetřující oplachy (vlasové kondicionéry); Barviva na vlasy; Přípravky na barvení vlasů; Přípravky na odličování; Čisticí přípravky; Tonika; Pleťové hydratační přípravky; Tělová másla; Krémy na ruce; Krémy proti stárnutí; Krémy na redukci stařeckých skvrn; Pleťové masky; Oční krémy (neléčivé); Krémy na rty (neléčivé); Přípravky do bublinkové koupele; Sprchové gely; Kosmetické mýdlo; Umělé oční řasy; Umělé nehty; Lepidla na umělé oční řasy nebo Nehty; Laky na nehty; Odlakovače nehtů; Deodoranty; Antiperspiranty [toaletní potřeby]; Dárkové sady obsahující kosmetiku; Ochranné přípravky proti slunci; Opalovací přípravky; Přípravky pro zhnědnutí kůže (samoopalovací); Přípravky po opalování; Aromatické oleje; Výrobky pro péči o batolata (neléčivé); Dekorativní nálepky na tělo; Dočasná tetování pro kosmetické účely; Tělový pudr; Tělové třpytivé prášky; Pudr; Vata pro kosmetické účely; Vlhčené ubrousky napuštěné kosmetickými přípravky; Depilační přípravky; Pěna na holení; Zubní pasty; Přípravky na bělení zubů; Smirkové pilníčky na nehty; Pokojové vonné přípravky; Koupele (Kosmetické přípravky do -); Kosmetické přípravky, parfumerie, přípravky pro osobní hygienu a Pleťová voda pro kosmetické účely; Oleje pro kosmetické účely; Vazelína ke kosmetickým účelům.

CS - 35
Maloobchodní služby vztahující se ke kosmetice, Toaletní přípravky, Pomůcky na odlíčení, s výjimkou elektrických, Kosmetická péče, Vlasová péče, Péči o tělo, Kartáče pro péči o tělo a kosmetickou péči a Aplikátory, knihy a časopisy vztahující se ke kráse.

CS - 44
Péče o hygienu a krásu osob a zvířat; Salóny krásy; Salóny krásy; Manikúra; Analýza barev; Kosmetické služby; Kadeřnictví; Služby zdobení těla; Aplikace permanentního make-upu; Tetování; Depilační ošetření; Opalovací studia; Alternativní terapeutické služby; Masáže; Služby akupunktury; Lázeňské služby; Informace, konzultace a poradenství o všech výše uvedených službách; Poradenství vztahující se ke kosmetice; Poradenství vztahující se ke kosmetické péči; Poradenství vztahující se k péči o vlasy a úpravě účesů; Poradenství v oblasti stravování a výživy.

DA - 3
Kosmetik; Parfumer; Eau de cologne; Toiletartikler; Kropsspray (bodyspray); Make-up; Øjenskygge; Mascara; Makeupblyanter; Øjenstifter; Eyelinere; Øjenbrynsblyanter; Kosmetik til øjenbrynene; Læbestift; Lipgloss; Ikke-medicinsk læbepomade; Præparater til makeup-foundation; Kosmetisk pudder; Rouge (kosmetisk); Hudplejepræparater, Ansigt, eller Til håret; Hårstylingpræparater; Hårkridt; Shampoo; Tørshampoo; Hårskyllemidler (hårbalsam) til hårpleje; Hårfarve; Hårfarvningspræparater; Præparater til fjernelse af make-up; Rengøringsmidler; Adstringerende produkter; Fugtighedsmidler til huden; Bodycremer; Håndcremer; Antirynkecremer; Cremer til reduktion af alderspletter; Ansigtsmasker; Øjencremer (ikke til medicinske formål); Læbecremer (ikke-medicinske); Skumbadspræparater; Brusebadssæbe i form af gel; Sæbe til skønhedspleje; Kunstige øjenvipper; Negle (Kunstige -); Klæbemidler til at fæstne kunstige øjenvipper eller Fingernegle; Neglelak; Neglelakfjerner; Desodoriseringsmidler; Antiperspiranter [toiletartikler]; Gavesæt indeholdende kosmetik; Solbeskyttelsespræparater; Solbrunende præparater; Selvbrunere; Præparater til efter solbadning; Aromatiske olier; Præparater (ikke-medicinske) til spædbørnspleje; Klistermærker til body art; Tatoveringer, der kan fjernes, til kosmetiske formål; Kropspudder; Glimmerpudder til kroppen; Løst pudder; Vat til kosmetisk brug; Fugtede klude imprægneret med kosmetikpræparater; Præparater til hårfjerning; Barberskum; Tandpasta; Præparater til tandblegning; Neglefile med sandpapir; Præparater til parfumering af rum; Badepræparater, kosmetiske; Toiletartikler og Lotioner til kosmetisk brug; Kosmetiske olier; Vaseline til kosmetiske formål.

DA - 35
Detailvirksomhed i forbindelse med kosmetik, Toiletpræparater, Makeup, Skønhedspleje, Hårplejemidler, Kropspleje, Børster til kosmetisk brug og Applikatorer, bøger og tidsskrifter inden for skønhed.

DA - 44
Hygiejnisk pleje og skønhedspleje af mennesker og dyr; Skønhedssaloner; Skønhedssaloner; Manicure; Farveanalyse; Skønhedspleje; Klipning og styling af hår; Tjenesteydelser inden for kropsudsmykning; Lægning af permanent makeup; Tatovering; Hårfjerningsbehandlinger; Solbruningssaloner; Alternativ behandling; Massage; Akupunkturvirksomhed; Sundhedsspabade; Information, konsulentbistand og rådgivning om alle de nævnte tjenesteydelser; Rådgivning vedrørende kosmetik; Rådgivning vedrørende skønhedspleje; Rådgivning vedrørende hårpleje og håropsætning; Kost- og ernæringsmæssig vejledning.

DE - 3

Kosmetika; Parfüms; Kölnisch Wasser; Körperpflegemittel; Körpersprays; Make-up; Lidschatten; Wimperntusche [Mascara]; Kosmetikstifte; Augenstifte; Eyeliner; Augenbrauenstifte; Augenbrauenkosmetika; Lippenstifte; Lipgloss; Lippenbalsam, nicht für medizinische Zwecke; Make-up-Grundierungen; Schminkpuder; Rouge für das Gesicht; Hautpflegepräparate, Gesicht, oder Der Haare; Haarfestigungsmittel; Haarkreide; Shampoos; Trockenshampoos; Pflegespülungen (Conditioner); Haarfärbemittel; Mittel zum Färben der Haare; Abschminkmittel; Reiniger; Stärkungsmittel; Hautfeuchtigkeitsmittel; Körperbutter; Handcremes; Antiagingcremes; Hautcremes zur Reduzierung von Altersflecken; Gesichtsmasken; Augenpflegecremes (nicht medizinisch); Lippenpflegecremes (nicht medizinisch); Schaumbäder; Duschgele; Schönheitsseife; Künstliche Wimpern; Künstliche Nägel; Klebstoffe für künstliche Wimpern oder Fingernägel; Nagellack; Nagellackentferner; Desodoranten; Antitranspirantien [schweißhemmende Toilettemittel]; Geschenksets mit Kosmetika; Sonnenschutzmittel; Bräunungsmittel; Selbstbräunungsmittel; Präparate zur Verwendung nach dem Sonnenbaden; Aromaöle; Babypflegemittel (nicht medizinisch); Körperkunstaufkleber; Entfernbare Tattoos für kosmetische Zwecke,; Körperpuder; Körperglanzpuder; Puder; Watte für kosmetische Zwecke; Mit kosmetischen Präparaten imprägnierte Feuchttücher; Enthaarungsmittel; Rasierschaum; Zahnpasta; Präparate zum Weißen der Zähne; Nagelschmirgelbrettchen; Raumduftpräparate; Badezusätze, kosmetische; Körperpflegemittel und Lotionen für kosmetische Zwecke; Öle für kosmetische Zwecke; Vaseline [Erdölgelee] für kosmetische Zwecke.

DE - 35

Einzelhandel in Verbindung mit Mitteln zur Körper- und Schönheitspflege, Toilettemittel, Make up, Schönheitspflege, Haarpflege, Körperpflege, Bürsten zur Körper- und Schönheitspflege und Applikatoren, Bücher und Zeitschriften in Bezug auf Schönheitspflege.

DE - 44

Gesundheits- und Schönheitspflege für Menschen und Tiere; Dienstleistungen von Schönheitssalons; Dienstleistungen von Schönheitssalons; Maniküre; Farbanalyse; Dienstleistungen von Schönheitssalons; Dienstleistungen eines Frisiersalons; Körperkunst; Aufbringen von Permanent-Make-up; Tätowieren; Enthaarungsdienstleistungen; Dienstleistungen eines Bräunungssalons; Alternative Therapien; Durchführung von Massagen; Akupunktur; Betrieb von Kureinrichtungen; Information und Beratung zu den vorstehend genannten Dienstleistungen; Kosmetikberatungsdienste; Beratung im Bereich Schönheitspflege; Beratung im Bereich Haarpflege und Haarstyling; Abgabe von Empfehlungen bezüglich Ernährung und Diäten.

ET - 3

Kosmeetikavahendid; Parfüüm; Kölni vesi; Tualett-tarbed; Kehaspreid; Meigivahendid, jumestusvahendid; Lauvärvid; Ripsmetušš, maskaara; Kosmeetilised pliiatsid; Silmapliiatsid; Silmapliiats; Kulmupliiatsid; Kulmukosmeetikavahendid; Huulepulgad; Huuleläiked; Ravitoimeta huulepalsamid; Jumestuse aluskreemi valmistised; Jumestuspuuder, meigipuuder; Kosmeetilised põsepunad (ruužid); Nahahooldusvahendid, Näo, või Juuksehooldusvahendid; Soengukujundusvahendid; Juuksekriit; Šampoonid; Kuivšampoonid; Hooldusloputusvahendid (palsamid); Juuksevärvid; Juuksevärvimispreparaadid; Meigieemaldid; Kosmeetilised puhastusvahendid; Toniseerivad tooted; Naha niisutusvahendid; Kehavõided; Kätekreemid; Vananemisvastased kreemid; Kreemid vanaduslaikude vähendamiseks; Näomaskid; (ravitoimeta) silmahoolduskreemid; Huulehoolduskreemid [ravitoimeta]; Vannivahud; Dušigeelid; Kosmeetiline seep; Kunstripsmed; Tehisküüned; Kunstripsmete liimid või Sõrmeküüned; Küünelakid; Küünelakieemaldajad; Deodorandid; Antiperspirandid [hügieenivahendid]; Kingikomplektid, mis sisaldavad kosmeetikatooteid; Päikesekaitsevahendid; Päevitusvahendid; Päevitusvahendid; Preparaadid päevitusjärgseks kasutamiseks; Aromaatsed õlid; Imikuhooldusvahendid (ravitoimeta); Kehakunstikleepsud; Kosmeetilised ajutised tätoveeringud; Kehapuudrid; Kehasädeluspuudrid; Talgipulber; Vatt (Kosmeetiline); Kosmeetiliste preparaatidega immutatud niisked rätid; Karvaärastuspreparaadid, karvaärastusained; Raseerimisvaht; Hambapasta; Hammaste valgenduspreparaadid; Smirgeltahvlid; Preparaadid ruumide lõhnastamiseks; Vannipreparaadid (Kosmeetilised); Tualett-tarbed ja Tualettveed; Õlid (Kosmeetilised); Vaseliin (Kosmeetiline).

ET - 35

Kosmeetikavahendite jaemüügiteenused, Tualett-tarbed, Meigivahendid, jumestusvahendid, Kosmeetikutöö, Juuksehooldus, Iluhooldustooted kehale, Keha- ja iluhooldusharjad ja Aplikaatorid, iluteemalised raamatud ja ajakirjad.

ET - 44

Hügieeni- ja iluhooldusteenused inimestele ja loomadele; Ilusalongid; Ilusalongid; Maniküür; Värvianalüüs; Ilusalongid; Juuksuritööd; Kehakunstiteenused; Püsimeigi pealekandmine; Tätoveerimine; Depileerimisprotseduurid; Solaariumid; Alternatiivraviteenused; Massaaž; Akupunktuuriteenused; Mineraalveevannid (anumad); Info-, konsultatsiooni- ja nõustamisteenused eelnimetatud teenuste osas; Kosmeetikaalased konsultatsiooniteenused; Nõustamine seoses iluhooldusega; Juuksehooldus- ja soengunõustamine; Dieedi- ja toitumisalane juhendamine.

EL - 3

Καλλυντικά· Άρωμα· Κολώνιες· Καλλυντικά· Σπρέι σώματος· Μακιγιάζ· Σκιές ματιών· Μάσκαρα· Μολύβια για καλλυντική χρήση· Μολύβια ματιών· Αι-λάινερ· Μολύβια για φρύδια· Φρύδια (Καλλυντικά για -)· Κραγιόν· Γυαλιστικά για τα χείλη (lip gloss)· Μη φαρμακευτικά βάλσαμα για τα χείλη· Παρασκευάσματα βάσης για μακιγιάζ· Μέικ απ σε σκόνη· Καλλυντικά ρουζ· Παρασκευάσματα περιποίησης του δέρματος, Πρόσωπο, ή Των μαλλιών· Παρασκευάσματα για το στυλιζάρισμα των μαλλιών· Κιμωλίες μαλλιών· Σαμπουάν· Ξηρά σαμπουάν· Μαλακτικά (κοντίσιονερ)· Βαφές μαλλιών· Παρασκευάσματα για τη βαφή των μαλλιών· Προϊόντα αφαίρεσης μακιγιάζ· Προϊόντα καθαρισμού· Προϊόντα τόνωσης· Παρασκευάσματα ενυδάτωσης του δέρματος· Βούτυρο σώματος· Κρέμες χεριών· Κρέμες κατά της γήρανσης· Κρέμες για τη μείωση των κηλίδων γήρανσης· Μάσκες προσώπου· Κρέμες περιποίησης των ματιών (μη φαρμακευτικές)· Κρέμες περιποίησης των χειλιών (μη φαρμακευτικές)· Παρασκευάσματα αφρόλουτρου για το μπάνιο· Ζελ για το ντους· Καλλυντικά σαπούνια· Βλεφαρίδες ψεύτικες· Όνυχες τεχνητοί· Κολλώδεις ύλες για στερέωση βλεφαρίδων ή Νύχια· Βερνίκια ονύχων· Προϊόντα για την αφαίρεση βερνικιών νυχιών· Αποσμητικά· Προϊόντα κατά της εφίδρωσης [για ατομική περιποίηση]· Σετ δώρων με καλλυντικά· Προϊόντα αντηλιακής περιποίησης· Αντιηλιακά παρασκευάσματα· Παρασκευάσματα για τεχνητό μαύρισμα· Προϊόντα για μετά την ηλιοθεραπεία· Αρωματικά έλαια· Παρασκευάσματα περιποίησης βρεφών (μη φαρμακευτικά)· Αυτοκόλλητα για χρήση στη ζωγραφική σώματος· Προσωρινά τατουάζ για καλλωπιστικές χρήσεις· Πούδρες σώματος· Γυαλιστικά για το σώμα σε μορφή πούδρας· Πούδρα σώματος σε σκόνη· Φαρμακευτικό βαμβάκι για καλλυντική χρήση· Υγρά μαντιλάκια εμποτισμένα με καλλυντικά παρασκευάσματα· Αποτριχωτικά παρασκευάσματα· Αφρός ξυρίσματος· Οδοντόκρεμες· Παρασκευάσματα για λεύκανση δοντιών· Λίμες από σμύριδα· Παρασκευάσματα αρωματισμού χώρου· Λουτρό (Παρασκευάσματα καλλυντικά για το -)· Καλλυντικά και Λοσιόν καλλυντικής χρήσης· Έλαια καλλυντικής χρήσης· Βαζελίνη για καλλυντική χρήση.

EL - 35
Υπηρεσίες λιανικής πώλησης σε σχέση με καλλυντικά, Είδη ατομικής περιποίησης, Φον-ντε-τέν, Αισθητική, Περιποίηση μαλλιών, Και την περιποίηση του σώματος, Βούρτσες για καλλωπιστικές χρήσεις και Μέσα εφαρμογής, βιβλία και περιοδικά σε σχέση με την ομορφιά.

EL - 44
Υπηρεσίες φροντίδας και υγιεινής για ανθρώπους και ζώα· Αισθητικής ινστιτούτα· Αισθητικής ινστιτούτα· Περιποίησης νυχιών (Υπηρεσίες -)· Ανάλυση χρωμάτων· Υπηρεσίες αισθητικού· Υπηρεσίες κομμωτικής· Υπηρεσίες ζωγραφικής σώματος· Εφαρμογή μόνιμου μακιγιάζ· Δερματοστιξία (τατουάζ)· Αποτριχωτικές θεραπείες· Κέντρα τεχνητής ηλιοθεραπείας (σολάριουμ)· Υπηρεσίες εναλλακτικών θεραπειών· Μασάζ· Υπηρεσίες βελονισμού· Υπηρεσίες κέντρων υγείας (σπα)· Παροχή πληροφοριών και συμβουλών σε σχέση με τις προαναφερόμενες υπηρεσίες· Παροχή συμβουλών σε θέματα καλλυντικών· Παροχή συμβουλών στον τομέα της αισθητικής περιποίησης· Παροχή συμβουλών σε σχέση με την περιποίηση και το φορμάρισμα των μαλλιών· Παροχή καθοδήγησης σε θέματα διαιτητικής και διατροφής.

EN - 3
Cosmetics; perfumes; colognes; toiletries; body sprays; make-up; eye shadows; mascara; cosmetic pencils; eye pencils; eye liner; eyebrow pencils; eyebrow cosmetics; lipstick; lip gloss; lip balm; make up foundation preparations; make up powder; blusher; preparations for the care of the skin, face, or hair; hair styling preparations; hair chalk; shampoos; dry shampoos; conditioners; hair dyes; hair colouring preparations; make up removers; cleansers; toners; skin moisturising preparations; body butter; hand creams; anti-aging creams; age spot reducing creams; face masks; eyecare creams (non-medicated); lipcare creams (non-medicated); bubble bath; shower gel; beauty soap; false eyelashes; artificial fingernails; adhesives for false eyelashes or fingernails; nail varnish; nail varnish removers; deodorants; anti-perspirants; gift sets containing cosmetics; sun-care preparations; sun tanning preparations; self-tanning preparations; after-sun preparations; aromatic oils; baby-care preparations (non-medicated); body art stickers; temporary tattoos for cosmetic purposes; body powder; body shimmer powder; dusting powder; cotton wool for cosmetic purposes; moist wipes impregnated with cosmetic preparations; depilatory preparations; shaving foam; toothpaste; teeth whitening preparations; emery boards; room fragrance preparations; cosmetic preparations for baths; toiletries and lotions for cosmetic purposes; oils for cosmetic purposes; petroleum jelly for cosmetic purposes.

EN - 35
Retail services connected with cosmetics, toiletries, make up, beauty care, hair care, body care, cosmetics brushes and applicators, books and magazines relating to beauty.

EN - 44
Hygienic and beauty care for human beings or animals; beauty therapy services; beauty salon services; manicuring; colour analysis; beauticians' services; hairdressing services; body art services; application of permanent make-up; tattooing services; depilatory treatment; tanning salons; alternative therapy services; massage services; acupuncture; spa services; information, consultancy and advice about any of the aforesaid services; advice relating to cosmetics; advice relating to beauty-care; advice relating to haircare and hair styling; dietary and nutritional guidance.

FR - 3
Cosmétiques; Parfums; Eau de Cologne; Produits de toilettes; Lotion corporelle à vaporiser; Fards; Fards à paupières; Mascara; Crayons à usage cosmétique; Crayons pour les yeux; Eye-liners; Crayons pour les sourcils; Cosmétiques pour les sourcils; Rouge à lèvres; Brillant à lèvres; Baumes labiaux [non médicamenteux]; Fonds de teint; Poudre pour le maquillage; Rouges à joues à usage cosmétique; Produits pour le soin de la peau, Du visage, ou Des cheveux; Préparations pour le coiffage des cheveux; Craie pour les cheveux; Shampooings; Shampooings secs; Après-shampooings (conditioners); Colorants pour cheveux; Préparations de coloration capillaire; Démaquillants; Produits nettoyants; Toniques; Produits hydratants pour la peau; Beurre pour le corps; Crèmes pour les mains; Crèmes anti-vieillissement; Crèmes pour la réduction de tâches de vieillesse; Masques pour le visage; Crèmes pour le soin des yeux (non médicinales); Crèmes pour le soin des lèvres (non médicinales); Bains moussants [à usage cosmétique]; Gels douche; Savon de beauté; Faux cils; Faux ongles; Adhésifs pour fixer les cils ou Ongles; Vernis à ongles; Dissolvants pour vernis à ongles; Déodorants; Produits de toilette contre la transpiration; Coffrets-cadeaux contenant des cosmétiques; Produits de protection solaire; Produits pour le bronzage; Préparations pour le bronzage de la peau; Lotions après-soleil; Huiles aromatiques; Produits de soins (non médicinaux) pour bébés; Autocollants d'art corporel; Tatouages temporaires à usage cosmétique,; Poudres pour le corps; Poudres paillettées pour le corps; Talc pour la toilette; Coton à usage cosmétique; Lingettes humides imprégnées de produits cosmétiques; Dépilatoires; Mousses à raser; Pâtes dentifrices; Produits pour blanchir les dents; Limes à ongles en carton émérisé; Préparations pour parfums d'ambiance; Préparations cosmétiques pour le bain; Produits de toilettes et Lotions à usage cosmétique; Huiles à usage cosmétique; Gelée de pétrole à usage cosmétique.

FR - 35
Services de vente au détail de cosmétiques, Produits de toilette, Guides en papier pour farder les yeux, Services de soins esthétiques, Du soin des cheveux, Soin du corps, Balai W ET Applicateurs, livres et magazines en matière de beauté.

FR - 44
Soins d'hygiène et de beauté pour êtres humains ou pour animaux; Services de salons de beauté; Services de salons de beauté; Manucure; Analyse de couleurs; Services de soins esthétiques; Coiffure; Services d'art corporel; Application de maquillage permanent; Tatouage; Services d'épilation; Centres de bronzage; Services de thérapie alternative; Massage; Services d'acuponcture; Services de stations thermales; Informations, assistance et conseils concernant n'importe lequel des services précités; Services de conseils en matière de cosmétique; Conseils liés aux soins de beauté; Conseils liés aux soins des cheveux et à la coiffure; Conseils dans les domaines de la diététique et de la nutrition.

IT - 3
Cosmetici; Profumo; Acqua di colonia; Toiletteria; Spray per il corpo; Make-up; Ombretto per gli occhi; Mascara; Matite per uso cosmetico; Matite per gli occhi; Eyeliner; Matite per le sopracciglia; Cosmetici per le sopracciglia; Rossetti; Lucidanti per labbra; Balsami per labbra [non medicati]; Fondotinta (trucchi); Cipria; Fard cosmetici; Preparati per la cura della pelle, Il viso, o Prodotti per capelli; Preparazioni per la messa in piega dei capelli; Gesso per capelli; Shampoo; Shampoo secco; Detergenti curativi (balsami); Coloranti per capelli; Preparati per colorare i capelli; Prodotti struccanti; Prodotti per la pulizia; Prodotti tonificanti; Prodotti idratanti per la pelle; Burro per il corpo; Creme per le mani; Creme anti-età; Creme per la riduzione delle macchie senili; Maschere di bellezza; Creme per occhi (non medicinali); Creme per labbra (non medicinali); Schiuma da bagno; Gel per la doccia; Saponi di bellezza; Ciglia posticce; Unghie posticce; Adesivi per ciglia posticce o Unghie; Smalti per le unghie; Solventi per smalti;

Deodoranti; Antitraspiranti; Set da regalo contenenti cosmetici; Preparati per la protezione dal sole; Preparati abbronzanti; Prodotti autoabbronzanti; Prodotti doposole; Oli aromatici; Prodotti per neonati (non medicinali); Adesivi per la decorazione del corpo; Tatuaggi rimovibili per uso cosmetico; Polvere per il corpo; Polveri luccicanti per il corpo; Talco [prodotti per la toilette]; Ovatta per uso cosmetico; Salviette imbevute di prodotti cosmetici; Prodotti depilatori; Schiuma da barba; Dentifricio; Prodotti sbiancanti per i denti; Lima per unghie; Preparati per profumare gli ambienti; Preparati cosmetici per il bagno; Toiletteria e Lozioni per uso cosmetico; Oli per uso cosmetico; Gelatina di petrolio per uso cosmetico.

IT - 35
Vendita al dettaglio in materia di cosmetici, Prodotti per la toilette, Belletto, Trattamenti di bellezza, Prodotti per capelli, Cura del corpo, Spazzole per toilette e Applicatori, libri e riviste relative alla bellezza.

IT - 44
Cure d'igiene e di bellezza per l'uomo o per gli animali; Servizi di estetisti; Servizi di estetisti; Servizi di manicure; Analisi dei colori; Servizi d'estetisti; Servizi di parrucchieri; Servizi artistici per il corpo; Applicazione di trucco permanente; Tatuaggio; Trattamenti depilatori; Solarium; Servizi di terapia alternativa; Massaggi; Agopuntura; Servizi di terme; Informazioni e consulenza relative a tutti i suddetti servizi; Servizi di consulenza riguardante i cosmetici; Consulenza in materia di bellezza; Consulenza in materia di cura dei capelli ed acconciatura dei capelli; Guida dietetica e nutrizionale.

LV - 3
Kosmētiskie līdzekļi; Parfīmi; Odekoloni; Personiskās tualetes līdzekļi; Ķermeņa smidzinātāji; Dekoratīvā kosmētika; Acu plakstiņu ēnas; Skropstu tušas; Kosmētiskie zīmuļi; Acu zīmuļi; Acu kontūrzīmuļi; Uzacu zīmuļi; Kosmētiskie līdzekļi uzacīm; Lūpukrāsas; Lūpu spīdums; Lūpu balzami nemedicīniskiem nolūkiem; Dekoratīvās kosmētikas pamatu preparāti; Dekoratīvās kosmētikas pūderi; Kosmētiskie sārtumi; Ādas kopšanas līdzekļi, Sejai, vai Matu; Matu veidošanas līdzekļi; Matu krīts; Šampūni; Sausie šampūni; Pflegespülungen (matu balzami); Matu krāsas; Matu krāsas; Dekoratīvās kosmētikas noņemšanas līdzekļi; Tīrīšanas līdzekļi; Tonējoši izstrādājumi; Ādas mitrināšanas līdzekļi; Ķermeņa sviests; Roku krēmi; Pretnovecošanas krēmi; Krēmi novecošanās izraisītu ādas pigmentācijas plankumu samazināšanai; Kosmētiskās sejas maskas; Acu kopšanas krēmi (nemedicīniski); Lūpu kopšanas krēmi (nemedicīniski); Vannas putas; Dušas želejas; Skaistumkopšanas ziepes; Mākslīgās skropstas; Mākslīgie nagi; Mākslīgo skropstu līme vai Pirkstu nagi; Nagu lakas; Nagu lakas noņēmēji; Dezodoranti; Pretsviedru līdzekļi; Dāvanu komplekti, kas satur kosmētiku; Sauļošanās līdzekļi; Sauļošanās līdzekļi; Iedeguma līdzekļi; Pēcsauļošanās līdzekļi; Aromātiskās eļļas; Mazuļu kopšanas preparāti (nemedicīniski); Mākslinieciskas uzlīmes ķermenim; Īslaicīgie tetovējumi kosmētiskām vajadzībām; Ķermeņa pūderi; Ķermeņa spīduma pūderi; Pūderis ķermeņa kopšanai; Vate kosmētiskiem nolūkiem; Mitrās salvetes, kas piesūcinātas ar kosmētiskiem līdzekļiem; Depilācijas līdzekļi; Skūšanās putas; Zobu pastas; Zobu balināšanas līdzekļi; Smirģeļa plāksnītes; Telpas aromatizējoši līdzekļi; Kosmētiskie līdzekļi vannām; Personiskās tualetes līdzekļi un Losjoni kosmētiskiem nolūkiem; Eļļas kosmētiskiem nolūkiem; Vazelīns kosmētiskiem nolūkiem.

LV - 35
Mazumtirdzniecības pakalpojumi, kas saistīti ar kosmētiku, Tualetes piederumi, Dekoratīvā kosmētika, Skaistumkopšana, Matu kopšana, Ķermeņa kopšanas līdzekļi, Tualetes birstes un Aplikatori, grāmatas un žurnāli saistībā ar skaistumkopšanu.

LV - 44
Veselības un skaistumkopšanas pakalpojumi cilvēkam un dzīvniekiem; Skaistumkopšanas salonu pakalpojumi; Skaistumkopšanas salonu pakalpojumi; Manikīra pakalpojumi; Krāsu analīze; Kosmetologu pakalpojumi; Frizētavu pakalpojumi; Ķermeņa mākslas (Body Art) pakalpojumi; Permanentās dekoratīvās kosmētikas lietošana; Tetovēšana; Depilācijas procedūras; Sauļošanās salonu pakalpojumi; Alternatīvo terapiju pakalpojumi; Masāža; Akupunktūra; Burbuļvannas; Informācija, konsultācijas un ieteikumi par jebkuru no iepriekš minētajiem pakalpojumiem; Konsultāciju pakalpojumi kosmētikas jomā; Ieteikumi saistībā ar skaistumkopšanu; Ieteikumi saistībā ar matu kopšanu un matu veidošanu; Ar diētu un uzturu saistītu ieteikumu sniegšana.

LT - 3
Kosmetika; Kvepalai; Odekolonas; Tualeto reikmenys; Kūno purškikliai; Grimas; Akių vokų šešėliai; Blakstienų dažai; Kosmetiniai pieštukai; Akių pieštukai; Akių kontūro dažikliai; Antakių pieštukai; Antakių kosmetikos priemonės; Lūpų dažai; Lūpų blizgiai; Lūpų balzamas [negydomasis]; Makiažo pagrindo preparatai; Grimo pudra; Kosmetiniai skaistalai; Odos priežiūros preparatai, Veido, ar Plaukų priežiūros gaminiai; Plaukų modeliavimo preparatai; Plaukų kreida; Šampūnai; Sausieji šampūnai; Skalavimo priemonės plaukų priežiūrai (kondicionieriai); Plaukų dažai; Plaukų dažymo preparatai; Preparatai makiažui valyti; Valikliai; Tonizuojantys preparatai; Odą drėkinančioji kosmetika; Kūno tepalai; Rankų kremai; Kremai nuo odos senėjimo; Senatvines dėmes naikinantys kremai; Veido kaukės; Negydomieji paakių kremai; Negydomieji lūpų priežiūros kremai; Vonių putų preparatai; Dušo geliai; Kosmetinis muilas; Dirbtinės blakstienos; Dirbtiniai nagai; Dirbtinių blakstienų klijai ar Pirštų nagų; Nagų lakas; Nagų lako nuėmikliai; Dezodorantai; Antiperspirantai [tualeto reikmenys]; Dovanų rinkiniai, sudaryti iš kosmetikos; Apsauginiai preparatai nuo saulės; Įdegio preparatai; Įdegio preparatai; Po kaitinimosi saulėje skirti naudoti preparatai; Aromatiniai aliejai; Negydomieji kūdikių priežiūros preparatai; Kūno meno lipdukai; Laikinosios tatuiruotės kosmetikos reikmėms; Kūno pudra; Blizgieji kūno milteliai; Kūno pudra; Vata kosmetikos reikmėms; Drėgnosios servetėlės, įmirkytos kosmetiniais preparatais; Plaukų šalinimo preparatai [depiliatoriai]; Skutimosi putos; Dantų pasta; Dantų balinimo preparatai; Švitrinės nagų dildės; Kambarių kvėpinimo preparatai; Vonių kosmetiniai preparatai; Tualeto reikmenys ir Losjonai (kosmetikos reikmėms); Aliejai (kosmetikos reikmėms); Vazelinas (kosmetikos reikmėms).

LT - 35
Mažmeninės prekybos paslaugos, susijusios su kosmetika, Tualeto reikmenys, Makiažas, Grožio priežiūra, Plaukų priežiūra, Kūno priežiūra, Prausiamieji šepečiai ir Grožio priežiūros aplikatoriai, knygos ir žurnalai.

LT - 44
Žmonių ar gyvūnų higieninė ir grožio priežiūra; Grožio salonai; Grožio salonai; Manikiūras; Spalvos analizė; Kosmetologo paslaugos; Plaukų stilisto ir kirpėjo paslaugos; Kūno meno paslaugos; Ilgalaikio makiažo darymas; Tatuiravimas; Depiliacijos procedūros; Įdegio salonai; Alternatyviųjų terapijų paslaugos; Masažas; Akupunktūros paslaugos; Gydomųjų kurortų paslaugos; Informacijos, konsultacijų ir patarimų paslaugos, susijusios su minėtomis paslaugomis; Konsultacijos, susijusios su kosmetika; Patarimai, susiję su grožio priežiūra; Patarimai, susiję su plaukų priežiūra ir plaukų modeliavimu; Patarimai dietos ir mitybos klausimais.

HR - 3
Kozmetički proizvodi; Parfem; Kolonjska voda; Toaletni proizvodi; Sprejevi za tijelo; Šminka; Sjenilo; Maskara; Kozmetičke olovke; Olovke za oči; Tuš za oči; Olovke za obrve; Kozmetika za obrve; Ruž [rumenilo] za usne; Sjajila

za usne; Balzami za usne [bez ljekovitog učinka]; Podloga za šminku (tekući puder); Puder za šminkanje [milovka]; Kozmetički ruževi; Preparati za njegu kože, Za lice, ili Kosa; Pripravci za oblikovanje kose; Kreda za kosu; Šamponi; Suhi šamponi; Regeneratori; Preparati za bojanje kose; Preparati za bojenje kose; Šminka (proizvodi za skidanje šminke); Preparati za čišćenje; Toneri; Preparati za hidrataciju kože; Maslac za tijelo; Krema za ruke; Kreme protiv starenja; Kreme protiv staračkih pjega; Makse za lice; Kreme (neljekovite) za područje oko očiju; Kreme za njegu usana [neljekovite]; Pjenušava kupka; Gelovi za tuširanje; Kozmetički sapun; Umjetne trepavice; Umjetni nokti; Umjetne trepavice (ljepila za umjetne trepavice) ili Nokti; Lak za nokte; Odstranjivač laka za nokte; Dezodoransi; Antiperspiranti [toaletni proizvodi]; Darovni kompleti s kozmetikom; Zaštita od sunca; Pripravci za tamnjenje; Preparati za tamnjenje kože; Pripravci za njegu nakon sunčanja; Aromatična ulja; Preparati za njegu beba (neljekoviti); Naljepnice za ukrašavanje tijela; Privremene tetovaže za kozmetičke svrhe; Puder za tijelo; Svjetlucavi puder za tijelo; Talk puder; Vata za kozmetičke svrhe; Vlažne maramice natopljene kozmetičkim preparatima; Depilatori; Pjena za brijanje; Pasta za zube; Preparati za izbjeljivanje zubi; Rašpice od kartona; Preparati za osvježivanje prostorija; Kozmetički pripravci za kupanje; Toaletni proizvodi i Losioni za kozmetičku upotrebu; Kozmetička ulja; Vazelin za kozmetičku upotrebu.

HR - 35

Usluge maloprodaje u vezi s kozmetikom, Toaletni pribor, Šminka, Kozmetička njega, Njega kose, Njega tijela, Toaletne četke i Aplikatori, knjige i časopisi na temu ljepote.

HR - 44

Higijenska njega i njega ljepote za ljude i životinje; Saloni za uljepšavanje; Saloni za uljepšavanje; Usluge manikure; Analiza boje; Kozmetičke usluge; Frizerske usluge; Usluge oslikavanja tijela; Nanošenje trajne šminke; Tetoviranje; Depilacija; Saloni za tamnjenje; Usluge alternativne terapije; Masaža; Usluge akupunkture; Usluge toplica; Informiranje, stručno savjetovanje i savjetovanje o prethodno spomenutim uslugama; Konzultantske usluge u svezi s kozmetikom; Savjetovanje u vezi s njegom ljepote; Savjetovanje u vezi s njegom i oblikovanjem kose; Prehrambeni i nutricionistički savjeti.

HU - 3

Kozmetikai szerek; Parfümök; Kölnivíz; Testápolási cikkek; Test spray-k; Smink; Szemhéjfesték; Szempillaspirál; Kozmetikai ceruzák; Szemceruzák; Szemhéjkihúzók (szemceruza); Szemöldökceruzák; Kozmetikumok szemöldökhöz; Ajakrúzsok; Ajakfények; Ajakbalzsam [nem gyógyhatású]; Sminkalapozó készítmények; Sminkpúderek; Rúzsok; Bőrápoló készítmények, Arcra, vagy Haj; Hajformázó készítmények; Hajkréta; Sampon; Száraz samponok; Ápoló öblítők (hajkondícionálók); Hajfestékek, hajszínezők; Hajszínező készítmények; Sminkeltávolító szerek; Lemosók; Tonizáló készítmények; Hidratálók; Testvaj; Kézkrémek; Öregedés elleni krémek; Öregségi foltok csökkentésére szolgáló krémek; Arcmaszkok; Szemápoló krémek (nem gyógyhatású); Ajakápoló krémek [nem gyógyhatású]; Habfürdő; Tusolózselék; Szépségápoló szappan; Műszempillák; Műkörmök; Műszempilla-ragasztók vagy Műkörmök; Körömlakkok; Körömfestéklemosók; Dezodorok; Izzadásgátlók; Kozmetikumokat tartalmazó ajándékkészletek; Napozáshoz való készítmények; Naptól védő készítmények; Naptól védő készítmények; Napozás utáni készítmények; Aromák [esszencia olajok]; Gyógyanyagot nem tartalmazó babaápoló készítmények; Tetoválás hatású matricák; Eltávolítható tetoválások kozmetikai célokra; Testpúder; Testcsillámpúderek; Hintőpor; Vatta kozmetikai használatra; Kozmetikai készítményekkel átitatott nedves törlőkendők; Szőrtelenítők; Borotvahab; Fogpaszta; Fogfehérítő készítmények; Reszelő lapok; Szobaillatosító készítmények; Kozmetikai készítmények fürdőkhöz; Testápolási cikkek és Kozmetikai célú folyadékok, oldatok; Olajok kozmetikai célokra; Petróleumzselé kozmetikai célokra.

HU - 35

Kiskereskedelmi szolgáltatások kozmetikumokkal kapcsolatban, Piperecikkek, Szemkifestéshez való papírlapvezetők, Szépségápolás, Hajápolás, Testápoló, Kefék test- és szépségápoláshoz és Applikátorok, könyvek és magazinok a szépségápolással kapcsolatban.

HU - 44

Higiéniai és szépségápolási szolgáltatások emberek és állatok részére; Szépségszalonok; Szépségszalonok; Manikűr; Színelemzés; Kozmetikus szolgáltatásai; Fodrászat; Testfestési szolgáltatások; Tartós smink felvitele; Tetoválás; Szőrtelenítő kezelések; Barnító szalonok; Alternatív terápiás szolgáltatások; Masszázs; Akupunktúrás szolgáltatások; Gyógyfürdő szolgáltatásai; A fent említett szolgáltatások bármelyikére vonatkozó tájékoztatás, szaktanácsadás és tanácsadás; Kozmetikával kapcsolatos tanácsadási szolgáltatások; Szépségápolással kapcsolatos tanácsadás; Hajápolással és hajformázással kapcsolatos tanácsadás; Étrendi és táplálkozási útmutatás.

MT - 3

Kożmetiċi; Fwejjaħ; Eau-de-Cologne (fwieħa); Preparazzjonijiet tat-twaletta; Sprejs tal-ġisem; Mejkapp; Kulur għall-kappell tal-għajnejn; Maskara; Lapsijiet kosmetiċi; Lapsijiet tal-għajnejn; Lapsijiet tal-għajnejn; Lapsijiet tal-ħuġbejn; Kosmetiċi tal-ħuġbejn; Lipstik; Lostru tax-xofftejn; Balzmu tax-xofftejn (mhux medikat); Preparazzjonijiet tal-fawndejxin tal-mejkapp; Terra tal-mejkapp; Ruxx kosmetiku; Preparazzjonijiet għall-kura tal-ġilda, Wiċċ, jew Tax-xagħar; Preparazzjoni għall-issettjar tax-xagħar; Ġibs tax-xagħar; Xampù; Xampù xott; Preparazzjonijiet tat-tlaħliħ (balzmi tax-xagħar); Żebgħa tax-xagħar; Preparazzjonijiet ta' żebgħa tax-xagħar; Preparazzjonijiet għat-tneħħija tal-mejkapp; Aġenti tat-tindif; Prodotti tonifikanti; Kremi għat-trattib tal-ġilda; Butir tal-ġisem; Krema tal-idejn; Krema għal kontra l-effetti tax-xjuħija; Kremi li jnaqqsu t-tbajja' tal-eta; Maskli għall-wiċċ; Kremi għall-kura tal-għajnejn (mhux medikati); Kremi għall-kura tax-xofftejn (mhux medikati); Ragħwa tal-banju; Ġellijiet tad-doċċa; Sapun għall-kura tas-sbuħija tal-ġilda; Xagħar ta' xfar il-għajn falz; Dwiefer foloz; Sustanzi adeżivi għax-xagħar tal-għajnejn falz jew Dwiefer tas-swaba' tal-idejn; Verniċ tad-dwiefer; Sustanzi għat-tneħħija tal-lostru tad-dwiefer; Deodoranti; Antiperspiranti [prodotti tat-twaletta]; Settijiet bħala rigali li fihom il-kożmetiċi; Preparazzjonijiet għall-kura tax-xemx; Preparazzjonijiet għat-teħid tax-xemx; Preparazzjonijiet għat-teħid tax-xemx; Preparazzjonijiet għal wara t-teħid tax-xemx; Żjut aromatiċi; Preparazzjonijiet għall-kura tat-trabi (mhux medikati); Stikers bħala arti fuq il-ġisem; Tatwaġġi temporanji għal skopijiet kożmetiċi,; Trab għall-ġisem; Terra tal-ġisem tleqq baxx; Terra; Tajjar għal skopijiet kosmetiċi; Karti tal-imsiħ nedjin mxarrbin bi preparazzjonijiet kożmetiċi; Preparazzjonijiet depilatorji; Fowm għall-użu fit-tqaxxir; Dentifriċi; Preparazzjonijiet li jbajdu s-snien; Lima għad-dwiefer taż-żmerill; Preparazzjonijiet li jfewwħu l-kmamar; Banju (Preparazzjonijiet kosmetiċi għall- -); Preparazzjonijiet tat-twaletta u Lozjonijiet għal skopijiet kosmetiċi; Żjut għal skopijiet kosmetiċi; Ingwent/važellina għal skopijiet kosmetiċi.

MT - 35

Servizzi ta' bejgħ bl-imnut relatati ma' kosmetiċi, Oġġetti tat-twaletta, Mejkapp, Kura ta' l-isbuħija, Kura tax-xagħar, Kura tal-ġisem, Xkupilji tat-tojlit u Tagħmir tal-applikazzjoni, kotba u magażins relatati mas-sbuħija.

MT - 44

Servizzi ta' iġjene personali u ta' kura kożmetika kemm għall-bnedmin kif ukoll għall-annimali; Salon tas-sbuħija; Salon tas-sbuħija; Kura tal-idejn; Analiżi tal-kulur; Servizzi ta' estetista; Servizzi għall-irranġar jew għall-qtugħ tax-xagħar; Servizzi ta' arti fuq il-ġisem; L-applikazzjoni ta' mejkapp permanenti; Servizzi ta' tatwaġġi; Trattamenti depilatorji; Salons biex tismar; Servizzi ta' terapija alternattiva; Massaġġi; Servizzi ta' agupuntura; Spas; Informazzjoni, konsulenza u pariri dwar xi wieħed mis-servizzi msemmija qabel; Servizzi ta' konsultazzjoni relatata mal-kosmetika; Pariri relatati mal-kura tas-sbuħija; Pariri relatati mal-kura tax-xagħar u l-immudellar tax-xagħar; Gwida dietarja u nutrizzjonali.

NL - 3
Cosmetica; Parfums; Eau de Cologne; Producten voor de toiletverzorging; Lichaamssprays; Make-up; Oogschaduw; Mascara; Potloden voor cosmetisch gebruik; Oogpotloden; Eyeliner; Wenkbrauwpotloden; Cosmetische middelen voor de wenkbrauwen; Lippenstift; Lippengloss; Lippenbalsems [niet-medicinaal]; Basiscrèmeproducten; Make-uppoeder; Rouge [cosmetisch]; Preparaten voor de huidverzorging, Gezicht, of Voor het haar; Preparaten voor haarversteviging; Krijt voor het haar; Shampoo; Droogshampoo; Verzorgende spoelingen (conditioners); Haarverf; Preparaten voor het kleuren van het haar; Afschminkproducten; Reinigingsmiddelen; Vitaliserende producten; Vochtinbrengende middelen voor de huid; Cacaoboter voor het lichaam; Handcrèmes; Anti-verouderingscrèmes; Crèmes ter vermindering van ouderdomsvlekken; Gezichtsmaskers; Verzorgende oogcrèmes (niet-medicinaal); Verzorgende lippencrèmes (niet-medicinaal); Schuim voor het bad; Douchegels; Schoonheidszeep; Valse wimpers; Valse nagels; Kleefmiddelen voor wimpers of Vingernagels; Nagellak; Nagellak-removers; Deodorantia; Toiletverzorgingsmiddelen tegen transpiratie; Cadeausets met cosmetische middelen; Zonnebrandpreparaten; Bruiningsmiddelen; Producten voor bruinen zonder zon; Preparaten voor na het zonnen; Aromatische oliën; Babyverzorgingsproducten (niet-medicinaal); Tatoeagestickers; Tijdelijke tatoeages voor cosmetische doeleinden; Lichaamspoeder; Glimpoeder voor het lichaam; Stuifpoeder; Watten voor cosmetisch gebruik; Vochtige doekjes, geïmpregneerd met cosmetische middelen; Ontharingsmiddelen; Scheerschuim; Tandpasta's; Tandbleekmiddelen; Kartonnen nagelvijltjes; Geurpreparaten voor kamers; Cosmetische preparaten voor het baden; Producten voor de toiletverzorging en Lotions voor cosmetisch gebruik; Oliën voor cosmetisch gebruik; Petroleumgelei voor cosmetisch gebruik.

NL - 35
Detailhandel met betrekking tot cosmetische middelen, Producten voor de toiletverzorging, Schmink, Schoonheidsverzorging, Haarverzorging, Lichaamsverzorging, Borstels voor lichaamsverzorging en Aanbrenghulpmiddelen, boeken en tijdschriften over schoonheid.

NL - 44
Dienstverlening op het gebied van hygiëne en schoonheidsverzorging voor mensen of dieren; Schoonheidssalons; Schoonheidssalons; Manicurediensten; Kleuranalyse; Esthetische verzorging; Kappersdiensten; Lichaamskunst; Het aanbrengen van permanente make-up; Tatoeage; Epileerbehandelingen; Zonnestudio's; Diensten op het gebied van alternatieve therapie; Massage; Diensten met betrekking tot acupunctuur; Diensten van kuuroorden; Informatie, raadgeving en advisering inzake de voornoemde diensten; Cosmetica (Advisering met betrekking tot -); Advies inzake schoonheidsverzorging; Advies inzake haarverzorging en haarstyling; Begeleiding op het gebied van diëten en voeding.

PL - 3
Kosmetyki; Perfumy; Woda kolońska; Środki toaletowe; Preparaty do ciała w sprayu; Kosmetyki do makijażu; Cienie do powiek; Tusze do rzęs; Ołówki [kredki] kosmetyczne; Kredki do oczu; Eyelinery; Ołówki do brwi; Kosmetyki do brwi; Pomadki do ust; Błyszczyki do ust; Nielecznicze balsamy do ust; Podkłady do makijażu; Puder do makijażu; Róże kosmetyczne; Preparaty do pielęgnacji skory, Twarz, lub Włosów; Preparaty do układania włosów; Kreda do włosów; Szampony; Suche szampony; Płukanki pielęgnacyjne (odżywki do włosów); Farby do włosów; Preparaty do koloryzacji włosów; Preparaty do demakijażu; Środki czyszczące; Produkty tonizujące; Nawilżacze do skory; Masło do ciała; Kremy do rąk; Kremy przeciw starzeniu się skóry; Kremy redukujące plamy starcze; Maseczki do twarzy; Kremy pod oczy (nielecznicze); Kremy do pielęgnacji skóry ust (nielecznicze); Płyny do kąpieli w pianie; Żele pod prysznic; Mydło pielęgnacyjne; Rzęsy sztuczne; Sztuczne paznokcie; Kleje do sztucznych rzęs lub Paznokci; Lakiery do paznokci; Zmywacze do paznokci; Dezodoranty; Antyperspiranty [przybory toaletowe]; Zestawy upominkowe zawierające kosmetyki; Kremy chroniące przed promieniami słonecznymi; Preparaty do opalania; Preparaty do samoopalania; Preparaty stosowane po opalaniu; Aromaty [olejki aromatyczne]; Środki pielęgnacyjne dla niemowląt (nielecznicze); Naklejki do ozdabiania ciała; Tatuaże tymczasowe do celów kosmetycznych; Puder do ciała; Błyszczyki w pudrze do ciała; Talk [do użytku toaletowego]; Wata do celów kosmetycznych; Mokre chusteczki nasączane preparatami kosmetycznymi; Preparaty do depilacji; Pianka do golenia; Pasta do zębów; Preparaty do wybielania zębów; Pilniczki kartonowe ze szmerglem; Preparaty zapachowe do pomieszczeń; Preparaty kosmetyczne do kąpieli; Środki toaletowe i Balsamy do celów kosmetycznych; Olejki do celów kosmetycznych; Wazelina kosmetyczna.

PL - 35
Usługi sprzedaży detalicznej związane z kosmetykami, Przybory toaletowe, Kosmetyki upiększające, Pielęgnacja urody, Pielęgnacji włosów, Pielęgnacja ciała, Szczotki do pielęgnacji ciała i urody i Aplikatory, książki i czasopisma związane z urodą.

PL - 44
Usługi w zakresie higieny i urody dla ludzi i zwierząt; Salony piękności; Salony piękności; Manicure; Analiza kolorystyczna; Usługi kosmetyczne; Fryzjerstwo; Usługi ozdabiania ciała; Nakładanie makijażu permanentnego; Tatuowanie; Zabiegi depilacyjne; Solaria; Usługi w zakresie terapii alternatywnej; Masaż; Usługi w zakresie akupunktury; Usługi w zakresie ośrodków wypoczynkowych; Informacje, konsultacje i doradztwo odnośnie jakiejkolwiek z wyżej wymienionych usług; Usługi doradcze dotyczące kosmetyków; Porady dotyczące pielęgnacji urody; Porady związane z pielęgnacją włosów i stylizacją włosów; Doradztwo w zakresie diety i odżywiania się.

PT - 3
Cosméticos; Perfumes; Água de colónia; Artigos de higiene pessoal; Sprays para o corpo; Maquilhagem; Sombras para os olhos; Máscara [rímel]; Lápis para uso cosmético; Lápis para os olhos; Delineador líquido para os olhos; Lápis para as sobrancelhas; Cosméticos para sobrancelhas; Batons para os lábios; Glosses para os lábios; Bálsamos para os lábios [não medicinais]; Bases de maquilhagem; Pó para a maquilhagem; Rouges cosméticos; Preparações para o cuidado da pele, Rosto, ou Do cabelo; Preparações para fixar o cabelo; Giz para os cabelos; Champôs; Shampô seco; Amaciadores (condicionadores); Tintas para cabelos; Preparações para a coloração do cabelo; Produtos desmaquilhantes; Produtos de limpeza; Produtos tonificantes; Produtos hidratantes para a pele; Unguentos para o corpo; Creme para

as mãos; Cremes antienvelhecimento; Cremes para reduzir as manchas associadas ao envelhecimento; Máscaras para o rosto; Cremes para cuidados dos olhos (não medicinais); Cremes para cuidados dos lábios (não medicinais); Espuma para banho; Geles para o duche; Sabão de beleza; Pestanas postiças; Unhas postiças; Adesivos para fixar as pestanas ou Unhas; Vernizes para as unhas; Substâncias para remover o verniz das unhas; Desodorizantes; Produtos antitranspirantes para a toilette; Conjuntos de oferta contendo cosméticos; Produtos para protecção solar; Bronzeadores; Autobronzeadores; Produtos para depois da exposição ao sol; Óleos aromáticos; Produtos para cuidados do bebé (não medicinais); Autocolantes para aplicar no corpo; Tatuagens temporárias para uso cosmético; Pó para o corpo; Pós com brilho para o corpo; Pó de talco para a toilette; Algodão para uso cosmético; Toalhetes humedecidos impregnados com produtos cosméticos; Depilatórios; Espuma de barbear; Pasta de dentes; Produtos para branquear os dentes; Limas de esmeril; Preparações para perfumar interiores; Preparações cosméticas para o banho; Artigos de higiene pessoal e Loções para uso cosmético; Óleos para uso cosmético; Geleia de petróleo [vaselina] para uso cosmético.

PT - 35
Comércio retalhista relacionado com cosméticos, Produtos de toilette, Maquilhagem, Cuidados de estética, Cuidados do cabelo, Cuidados do corpo, Piaçabas e Aplicadores, livros e revistas relacionados com a beleza.

PT - 44
Cuidados de higiene e de beleza para seres humanos e animais; Salões de beleza; Salões de beleza; Serviços de manicure; Análises de cores; Serviços de cuidados estéticos; Serviços de cabeleireiros; Serviços de decoração do corpo ("body art"); Aplicação de maquilhagem permanente; Serviços de tatuagens; Tratamentos depilatórios; Salões de bronzeamento; Serviços de terapia alternativa; Massagistas; Serviços de acupunctura; Serviços de clubes de saúde; Informações, consultadoria e assessoria sobre qualquer dos serviços atrás referidos; Serviços de consultoria relacionados com cosméticos; Assessoria em matéria de cuidados de beleza; Assessoria em matéria dos cuidados dos cabelos e dos penteados; Orientação dietética e nutricional.

RO - 3
Cosmetice; Parfumuri; Apă de colonie; Produse pentru toaletă; Sprayuri pentru corp; Farduri; Fard de pleoape; Rimel; Creioane de uz cosmetic; Creioane pentru ochi; Dermatografe; Creioane pentru sprâncene; Produse cosmetice pentru sprâncene; Ruj de buze; Luciu de buze; Balsam de buze [nemedicamentos]; Preparate pentru fond de ten; Pudra de machiaj; Farduri cosmetice; Preparate pentru îngrijirea pielii, Față, sau A părului; Preparate pentru fixarea părului; Cretă pentru păr; Șampoane; Șampoane uscate; Balsamuri; Păr (Vopsele pentru -); Preparate pentru vopsirea părului; Produse demachiante; Produse pentru curățare; Produse de tonificare; Preparate pentru hidratarea pielii; Unt de corp; Cremă cosmetica pentru mâini; Creme anti-îmbătrânire; Creme pentru reducerea petelor de îmbătrânire; Măști pentru față; Creme nemedicamentoase pentru îngrijirea ochilor; Creme nemedicamentoase pentru îngrijirea buzelor; Spumant de baie; Geluri pentru duș; Săpun de înfrumusețare; Gene false; Unghii false; Adezivi pentru gene false sau Unghii; Ojă de unghii; Dizolvant pentru lacuri de unghii; Produse de dezodorizare; Deodorante; Seturi cadou care conțin cosmetice; Produse contra arsurilor provocate de soare; Preparate bronzante; Produse autobronzante; Preparate pentru dupa plaja; Uleiuri aromatice; Preparate nemedicamentoase pentru îngrijirea bebelușilor; Tatuaje temporare pentru decorarea corpului; Tatuaje temporare de uz cosmetic; Pudră de corp; Pudre stralucitoare pentru corp; Praf de talc; Vată de uz cosmetic; Șervețele umede impregnate cu preparate cosmetice; Produse pentru depilat; Spumă de ras; Paste de dinți; Preparate pentru albirea dinților; Pile de unghii; Preparate pentru parfumarea camerei; Baie (Preparate cosmetice pentru -); Produse pentru toaletă și Loțiuni de uz cosmetic; Uleiuri de uz cosmetic; Vaselină rectificată, de uz cosmetic.

RO - 35
Servicii de vanzare cu amanuntul a produselor cosmetice, Articole de toaleta, Farduri, Cosmetică, Îngrijirea părului, Îngrijirea corpului, Toaletă (Perii de -) și Aplicatoare, cărți și reviste referitoare la frumusețe.

RO - 44
Servicii de igienă și de îngrijire a frumuseții pentru oameni sau animale; Saloane de frumusețe; Saloane de frumusețe; Manichiură; Analiză de culori; Servicii prestate de esteticieni; Servicii de coafare a părului; Servicii de body art; Aplicarea de machiaj permanent; Tatuaje; Servicii de epilare; Saloane de bronzare; Servicii de terapii alternative; Masaj; Servicii de acupunctură; Servicii de statiuni balneare; Informare, consultanta si consiliere cu privire la oricare dintre serviciile mai susmentionate; Consultanță în domeniul cosmeticii; Asistență cu privire la îngrijirea frumuseții; Asistență cu privire la îngrijirea părului și coafat; Orientare dietetică și nutrițională.

SK - 3
Kozmetické prípravky; Parfumy; Kolínske vody; Kozmetické výrobky; Telové spreje; Líčidlá; Očné tiene; Maskara na riasy; Ceruzky na kozmetické účely; Ceruzky na oči; Očné linky; Obočie (ceruzky na -) [obočenky]; Obočie (Kozmetické prípravky na -); Rúž na pery; Lesk na pery; Neliečivé balzamy na pery; Podkladové líčidlá; Práškový make-up; Kozmetické rúže; Prípravky na ošetrovanie pleti, Tvár, alebo Vlasy; Prípravky na úpravu vlasov; Krieda do vlasov; Šampón na vlasy; Suché šampóny; Oplachovacie ošetrovacie prípravky (kondicionéry na vlasy); Vlasy (Farbivá alebo tónovače na -); Prípravky na farbenie vlasov; Prípravky na odstraňovanie líčidiel; Čističe; Tonizujúce výrobky; Pleťové hydratačné krémy; Telové maslo; Krémy na ruky; Krémy proti starnutiu; Krémy na odstraňovanie stareckých škvŕn; Pleťové masky; Krémy na ošetrovanie očí (neliečivé); Krémy na ošetrovanie pier (neliečivé); Bublinkový kúpeľ; Gély na sprchovanie; Kozmetické mydlo; Umelé mihalnice; Umelé nechty; Lepidlá pre umelé mihalnice alebo Nechty; Lak na nechty; Odlakovače na nechty; Dezodoranty; Antiperspiranty [toaletné prípravky]; Darčekové súpravy obsahujúce kozmetiku; Ochranné opaľovacie prípravky; Opaľovacie prípravky; Opaľovacie prípravky; Prípravky po opaľovaní; Aromatické oleje; Prípravky pre starostlivosť o bábätká (neliečivé); Nálepky na zdobenie tela; Dočasné tetovania na kozmetické účely,; Telový púder; Telové trblietavé púdre; Práškový púder; Vata na kozmetické účely; Navlhčené obrúsky napustené kozmetickými prípravkami; Depilačné výrobky; Pena na holenie; Zubné pasty; Prípravky na bielenie zubov; Pilníky na nechty zo šmirgľového papiera; Prípravky na prevoňanie miestností; Kúpeľ (Kozmetické prípravky do -); Kozmetické výrobky a Mlieka na kozmetické účely; Oleje na kozmetické účely; Vazelína na kozmetické účely.

SK - 35
Maloobchodné služby v oblasti kozmetiky, Toaletné prípravky, Líčidlá, Starostlivosť o krásu, Starostlivosť o vlasy, Starostlivosť o telo, Kefy na starostlivosť o telo a krásu a Aplikátory, knihy a časopisy v oblasti krásy.

SK - 44
Starostlivosť o hygienu a krásu ľudí alebo zvierat; Salóny krásy; Salóny krásy; Manikúra; Analýza farieb; Kozmetické služby; Kaderníctvo; Služby v oblasti telového umenia; Nanášanie trvalého mejkapu; Tetovanie; Depilačné ošetrenie; Opaľovacie štúdiá; Služby alternatívnej liečby; Masáže; Aku-

punktúrne služby; Kúpeľové vane; Informácie, konzultácie a poradenstvo v oblasti všetkých vyššie uvedených služieb; Poradenstvo v oblasti kozmetiky; Poradenstvo v oblasti starostlivosti o krásu; Poradenstvo v oblasti starostlivosti o vlasy a úpravy účesov; Poradenstvo v oblasti stravovania a výživy.

SL - 3

Kozmetični izdelki; Parfumi; Kolonjska voda; Toaletna sredstva; Spreji za telo; Ličila; Senčilo za veke; Maskara; Kozmetični svinčniki; Svinčniki za oči; Črtalo za oči; Svinčniki za obrvi; Kozmetični izdelki za obrvi; Šminke za ustnice; Bleščilo za ustnice (lip gloss); Balzami za ustnice brez zdravilnih učinkovin; Pripravki za podlage za ličenje; Puder za ličenje; Kozmetična rdečila; Sredstva za nego kože, Obraz, ali Las; Pripravki za utrjevanje las; Kreda za lase; Šamponi; Suhi šamponi; Negovalna sredstva za spiranje las (balzami za lase); Barva za lase; Preparati za barvanje las; Sredstva za odstranjevanje ličil; Čistilna sredstva; Sredstva za napetost kože; Vlažilci za kožo; Maslo za telo; Kreme za roke; Kreme proti staranju; Kreme za zmanjševanje starostnih peg; Maske za obraz; Kreme za nego oči (brez zdravilnih učinkovin); Kreme za nego ustnic (brez zdravilnih učinkovin); Peneče kopeli; Geli za tuširanje; Lepotilna mila; Umetne trepalnice; Umetni nohti; Lepila za umetne trepalnice ali Nohte; Lak za nohte; Odstranjevalci laka za nohte; Deodoranti; Sredstva proti potenju (antiperspiranti); Darilni kompleti, ki vsebujejo kozmetična sredstva; Preparati za nego po sončenju; Sredstva za sončenje; Sredstva za samoporjavitev kože; Pripravki po sončenju; Aromatična olja; Pripravki za nego dojenčkov (brez zdravilnih učinkovin); Dekorativne nalepke za telo; Začasne tetovaže za kozmetične namene; Puder za telo; Svetlikajoči pudri za telo; Smukec [toaletna sredstva]; Vata za kozmetične namene; Vlažni robčki, prepojeni s kozmetičnimi pripravki; Pripravki za depilacijo; Pena za britje; Zobna pasta; Pripravki za beljenje zob; Smirkove pilice za nohte; Pripravki za odišavljenje prostorov; Kozmetični pripravki za kopanje; Toaletna sredstva in Losjoni za kozmetične namene; Olja za kozmetične namene; Vazelina za kozmetične namene.

SL - 35

Maloprodajne storitve, povezane s kozmetiko, Toaletna sredstva (telesna nega), Ličila, Lepotilna nega, Nega las, Nego telesa, Krtače za telesno nego in Aplikatorji, knjige in revije v zvezi z lepotilno nego.

SL - 44

Higienska in lepotilna nega za ljudi in živali; Lepotilni saloni; Lepotilni saloni; Manikiranje; Analiza barv; Kozmetične storitve; Frizerstvo; Storitve poslikave telesa; Nanos trajnih ličil; Tetoviranje; Storitve depilacije; Saloni za porjavitev; Storitve alternativne terapije; Masaža; Akupunktura; Zdraviliške storitve; Informacije, posvetovanje in svetovanje o vseh navedenih storitvah; Svetovalne storitve v zvezi s kozmetiko; Nasveti v zvezi z lepotilno nego; Nasveti v zvezi z nego las in oblikovanjem pričeske; Svetovanje na področju dietetike in nutricionizma.

FI - 3

Kosmeettiset aineet; Parfyymi; Kölninvesi; Kosmeettiset ja peseytymisvalmisteet; Vartalosuihkeet; Meikkivalmisteet; Luomivärit; Maskara; Kynät kosmeettisiin tarkoituksiin; Meikkikynät; Rajauskynät; Kulmakarvakynät; Kulmakarvoissa käytettävät kosmeettiset aineet; Huulipuikot; Huulikiilteet; Huulibalsami [ei-lääkinnällinen]; Meikkivoidevalmisteet; Meikkipuuteri; Kosmeettiset punat; Ihonhoitovalmisteet, Kasvoille, tai Hiustenhoitotuotteet; Hiustenmuotoiluvalmisteet; Väriliidut hiuksia varten; Sampoot; Kuivashampoot; Hoitohuuhtelut (hiustenhoitoaineet); Hiusvärit; Hiustenvärjäysvalmisteet; Meikinpoistoaineet; Siivousaineet; Virkistävät tuotteet; Ihon kosteutusvalmisteet; Vartalovoi; Käsivoiteet; Voiteet ikääntymisen estämiseen; Maksaläiskiä haalentavat voiteet; Kasvonaamiot; Silmänympärysvoiteet (lääkeaineita sisältämättömät); Huulivoiteet (lääkeaineita sisältämättömät); Vaahtokylpyaineet; Suihkugeelit; Kauneussaippuat; Tekosilmäripset; Tekokynnet; Ripsiliimat tai Kynsiä varten; Kynsilakka; Kynsilakanpoistoaineet; Hajunpoistoaineet; Antiperspirantit [hygieniatuotteet]; Lahjatarvikesarjat, jotka sisältävät kosmeettisia tuotteita; Aurinkosuojavalmisteet; Auringonottovalmisteet; Itseruskettavat valmisteet; Auringionoton jälkeen käytettävät valmisteet; Aromaattiset aineet; Vauvojen hoitovalmisteet (lääkeaineita sisältämättömät); Vartalotarrat; Väliaikaiset tatuoinnit kosmeettisiin tarkoituksiin,; Vartalopuuteri; Vartalokimallejauheet; Puuterijauhe [Dusting powder]; Pumpuli kosmeettisiin tarkoituksiin; Kosmeettisilla valmisteilla kostutetut kosteuspyyhkeet; Ihokarvoja poistavat valmisteet; Partavaahdot; Hammastahnat; Hampaidenvalkaisuvalmisteet; Hiekkapaperiviilat; Sisätilojen tuoksuvalmisteet; Kylvyissä käytettävät kosmeettiset valmisteet; Kosmeettiset ja peseytymisvalmisteet ja Liuokset kosmeettiseen käyttöön; Öljyt kosmeettisiin tarkoituksiin; Vaseliini kosmeettisiin tarkoituksiin.

FI - 35

Kosmetiikkaan liittyvät vähittäismyyntipalvelut, Hygieniatuotteet, Meikit, Kauneuden hoitoon, Hiustenhoitoaineet, Vartalonhoitotuotteet, Harjat vartalon- ja kauneudenhoitoa varten ja Kauneuteen liittyvät levittimet, kirjat ja aikakauslehdet.

FI - 44

Terveyden- ja kauneudenhoitopalvelut ihmisille tai eläimille; Kauneussalongit; Kauneussalongit; Manikyyripalvelut; Värin analysointi; Kosmetologipalvelut; Kampaamopalvelut; Vartalotaiteeseen liittyvät palvelut; Pysyvän meikin tekeminen; Tatuointi; Hoidot ihokarvojen poistoa varten; Rusketussalongit; Vaihtoehtohoitopalvelut; Hieronta; Akupunktio; Terveyskylpyläpalvelut; Edellä mainittuihin palveluihin liittyvä tiedotus, konsultointi ja neuvonta; Kosmetiikkaan liittyvä neuvonta; Kauneudenhoitoon liittyvä neuvonta; Hiustenhoitoon ja hiustenmuotoiluun liittyvä neuvonta; Ruokavalio- ja ravitsemusneuvonta.

SV - 3

Kosmetika; Parfymer; Eau de cologne; Toalettartiklar; Kroppssprejer; Kosmetika; Ögonskuggor; Mascara; Kosmetiska pennor; Ögonpennor; Eyeliner; Ögonbrynspennor; Ögonbrynskosmetika; Läppstift; Läppglans; Läppbalsam [icke-medicinskt]; Preparat för underlagssmink; Puder; Kosmetiska rouger; Hudvårdspreparat, Ansikte, eller För håret; Preparat för läggning av hår; Hårkritor; Schampon; Torrschampon; Vårdande sköljningar (hårbalsam); Hårfärg; Hårfärgningsmedel; Sminkborttagningsmedel; Rengöringsmedel; Stärkande produkter; Fuktpreparat för huden; Kroppssmör; Handkrämer; Krämer mot åldrande; Krämer för reducering av åldersfläckar; Ansiktsmasker; Ögonvårdskrämer (ej medicinska); Läppkrämer (icke medicinska); Skumbad; Duschgeléer; Skönhetstvål; Lösögonfransar; Lösnaglar; Fästmedel för lösögonfransar eller Fingernaglar; Nagellack; Nagellackborttagningsmedel; Deodoranter; Antiperspiranter [toalettartiklar]; Presentsatser innehållande kosmetika; Solvårdspreparat; Solbrännefrämjande preparat; Preparat för solbränna utan solning; Preparat för användning efter solning; Aromatiska oljor; Preparat för vård av spädbarn (icke-medicinska); Självhäftande stickers för kroppskonst; Tillfälliga tatueringar för kosmetiska ändamål,; Kroppspuder; Kroppsskimmerpuder; Puder; Bomull för kosmetiska ändamål; Fuktservetter impregnerande med kosmetiska preparat; Hårborttagningspreparat; Raklödder; Tandkräm; Preparat för vitare tänder; Sandpappersfilar; Preparat för parfymering av rum; Kosmetiska preparat för bad; Toalettartiklar och Lotioner för kosmetiska ändamål; Oljor för kosmetiska ändamål; Vaselin för kosmetiska ändamål.

SV - 35

Detaljhandelstjänster avseende kosmetika, Toalettartiklar, Smink, Kosmetologiska tjänster, Hårvård, Kroppsvård, Borstar för kropps- och skönhetsvård och Applikatorer, böcker och tidningar på området skönhet.

SV - 44
Hygienisk vård och skönhetsvård för människor och djur; Skönhetssalonger; Skönhetssalonger; Manikyr; Färganalys; Tjänster av skönhetsspecialist; Hårfrisering; Kroppskonsttjänster; Applicering av permanent smink; Tatuering; Hårborttagningsbehandlingar; Solariesalonger; Tjänster för alternativ terapi; Massage; Akupunkturtjänster; Kurortstjänster; Information, konsultation och rådgivning avseende nämnda tjänster; Konsulttjänster avseende kosmetika; Råd avseende skönhetsvård; Rådgivning avseende hårvård och hårfrisering; Diet- och kostrådgivning.